Exhibit 10.19
2024 BASE SALARY TABLE FOR NAMED EXECUTIVE OFFICERS

The 2024 annual base salaries of the following Named Executive Officers of Ameren Corporation (“Ameren”), Union Electric Company (“UE”) and Ameren Illinois Company (“AIC”) (which officers are employed by Ameren and/or an Ameren subsidiary as of February 16, 2024, and were determined to the extent applicable by reference to the Ameren Proxy Statement and the UE and AIC Information Statements for the 2024 annual meetings of shareholders and by reference to the definition of “Named Executive Officer” in Item 402(a)(3) of SEC Regulation S-K) are as follows:

Name, Position and Entities for which Officer is a Named Executive Officer	2024 Base Salary
Martin J. Lyons, Jr. Chairman, President & CEO – Ameren (Ameren, UE, AIC)	$1,275,000
Michael L. Moehn Senior Executive Vice President and Chief Financial Officer (Ameren, UE, AIC)	$860,000
Chonda J. Nwamu Executive Vice President, General Counsel and Secretary (Ameren, UE, AIC)	$658,000
Mark C. Birk Chairman and President – UE (Ameren, UE)	$650,000
Leonard P. Singh Chairman and President - AIC (Ameren, AIC)	$625,000
Fadi M. Diya Senior Vice President and Chief Nuclear Officer (UE)	$610,000
Bhavani Amirthalingam Executive Vice President, Chief Customer and Technology Officer (AIC)	$580,000